SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Clifton Bancorp Inc.

(Name of Registrant as Specified In Its Charter)

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June 26, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Clifton Bancorp Inc. We will hold the meeting at The Venetian located at 546 River Drive, Garfield, New Jersey, on August 6, 2015 at 9:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of BDO USA, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet, telephone or mail. If you attend the meeting, you may vote in person even if you have previously voted via the Internet or telephone or have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Paul M. Aguggia
Chairman, President and Chief Executive Officer

CLIFTON BANCORP INC.

1433 Van Houten Avenue

Clifton, New Jersey 07015

(973) 473-2200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. on Thursday, August 6, 2015

PLACE	The Venetian, 546 River Drive, Garfield, New Jersey

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan;

(3) The ratification of the appointment of BDO USA, LLP as independent registered public accounting firm for the Company for the fiscal year ending March 31, 2016;

(4) The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

(5) Such other business that may properly come before the meeting or any postponements or adjournments of the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on June 19, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone, or by completing and mailing a proxy card or voting instruction card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Bart D’Ambra
Executive Vice President and Corporate Secretary

Clifton, New Jersey

June 26, 2015

NOTE: Whether or not you plan to attend the annual meeting, please vote via the Internet, by telephone or by completing and mailing a proxy card promptly.

CLIFTON BANCORP INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Clifton Bancorp Inc. (“Clifton Bancorp” or the “Company”) for the 2015 annual meeting of stockholders and for any adjournment or postponement of the meeting. Clifton Bancorp is the holding company for Clifton Savings Bank (“Clifton Savings” or “Bank”).

We are holding the 2015 annual meeting at The Venetian, located at 546 River Drive, Garfield, New Jersey, on August 6, 2015 at 9:00 a.m., local time.

This proxy statement and the proxy card are first being made available to stockholders of record beginning on or about June 26, 2015.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Clifton Bancorp common stock that you owned as of June 19, 2015. As of the close of business on June 19, 2015, a total of 25,960,056 shares of Clifton Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Clifton Bancorp in the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by filling out the voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or via the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A brokerage statement or letter from a bank or broker are examples of proof of ownership that will allow you to attend the meeting. However, if you want to vote your shares of Clifton Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to a specific nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required for the 2015 Equity Incentive Plan to be approved. Abstentions and broker non-votes will have no effect on the vote on this matter.

In voting on the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for fiscal 2016, the affirmative vote of a majority of the votes cast at the annual meeting is required. Abstentions and broker non-votes will have no effect on the vote on this matter.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved on an advisory basis, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no effect on the vote on this matter. The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

How We Count Votes. If you return validly signed and dated proxy instructions or attend and properly vote at the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, the approval of the 2015 Equity Incentive Plan or with respect to the advisory vote to approve the compensation of our named executive officers. Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote with respect to the election of directors, the approval of the 2015 Equity Incentive Plan or the advisory vote regarding the compensation of our named executive officers, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

Voting by Proxy

The Board of Directors of Clifton Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Clifton Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Clifton Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the Company’s proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern time, on August 5, 2015.

The Board of Directors recommends a vote:

•	“FOR” each of the two nominees for director;

•	“FOR” the approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan;

•	“FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the Company’s named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Clifton Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

If you have any questions about voting, please contact our proxy solicitor, Georgeson Inc., toll free, at (800) 509-1078.

Participants in the Bank’s ESOP or 401(k) Savings Plan

If you participate in the Clifton Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Clifton Savings Bank 401(k) Savings Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Clifton Bancorp Inc. Stock Fund credited to his or her account. The trustee, subject to its fiduciary duties, will vote all shares for which no directions are given or for which instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your vote authorization form to each plan’s trustee is July 30, 2015.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors consists of seven directors, all of whom the Board of Directors has determined to be independent under the listing requirements of the Nasdaq Global Select Market, except for Paul M. Aguggia, who serves as Chairman, President and Chief Executive Officer of Clifton Bancorp and Clifton Savings. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors the details of which are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Directors Adzima, Peto, Sisco and Pivirotto.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as designating an independent lead director or having a separate Chairman and Chief Executive Officer, is necessary to achieve effective oversight. As a result, the Board has not designated an independent lead director. The Board of the Company is currently comprised of seven directors, six of whom are independent directors under the listing standards of the Nasdaq Global Select Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, in the opinion of the Board of Directors, separating the offices of Chairman and Chief Executive Officer would not serve to materially enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board, various committees of the Company’s Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. As detailed in its report and the Compensation Discussion and Analysis appearing elsewhere in this proxy statement, the Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer, and reports to the Board. In addition, the Audit/Compliance Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. Similarly, the Nominating/Corporate Governance Committee, which is comprised solely of independent directors, oversees the shaping of governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Clifton Bancorp and monitoring compliance with these policies and guidelines. In the opinion of the Board of Directors, an independent Chairman does not add any material value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, budgetary risk caused by costs of governmental mandates for new compliance policies and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. As a result, the Board of Directors has established an Enterprise Risk Management Committee that reviews and oversees the Company’s material business risks by establishing and monitoring policies and procedures designated to identify, control, monitor and measure its material business risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Our executive management team and our Enterprise Risk Manager also attend Board meetings and are available to address any questions or concerns raised by the Board on risk management and any other matters.

Committees of the Board of Directors

The following table identifies the members of the Audit/Compliance Committee, the Nominating/Corporate Governance Committee and the Compensation Committee as of June 19, 2015. All members of each committee are independent in accordance with the listing standards of the Nasdaq Global Select Market. Each of the committees operates under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter annually. The charters of all three committees are available on the Company’s website (www.cliftonbancorp.com).

Director	Audit/ Compliance Committee		Nominating/ Corporate Governance Committee		Compensation Committee
Stephen Adzima	X				X
Paul M. Aguggia
Thomas A. Miller	X		X		X
John H. Peto	X		X	*	X
Charles J. Pivirotto	X	*	X		X
Cynthia Sisco	X		X		X
Joseph C. Smith	X				X	*
Number of Meetings in fiscal 2015	10		1		14

*	Chairman

Audit/Compliance Committee. The Board of Directors has a separately-designated standing Audit/Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit/Compliance Committee meets periodically with the independent registered public accounting firm, management and the internal auditors to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Charles J. Pivirotto, CPA is an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit/Compliance Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit/Compliance Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and, in consultation with the Chief Executive Officer, reviews and evaluates the compensation for our other executives. See “Compensation Discussion and Analysis” for more information regarding the role of the Compensation Committee and management in determining and/or recommending the amount or form of executive compensation. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report.”

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Clifton Bancorp and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s and Committee’s performance and recommends director candidates for each committee for appointment by the Board. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are set forth below.

Nominating and Corporate Governance Committee Procedures

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees for election or appointment to the Board of Directors: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The Nominating/Corporate Governance Committee process for identifying and evaluating individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for prospective nominees, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating/ Corporate Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock;

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person; and

6.	Proof that the person making the recommendation is herself, himself or itself a stockholder.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the year ended March 31, 2015, the Boards of Directors of the Company and the Bank held 37 and 22 meetings, respectively. No director attended fewer than 75% of the total meetings of the Company’s and the Bank’s respective Boards of Directors and the committees on which such director served.

Code of Ethics and Business Conduct

The Company maintains a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All of the Company’s directors attended the fiscal 2014 annual meeting of stockholders.

Director Compensation for the 2015 Fiscal Year

The following table provides the compensation received by individuals who served as directors of the Company during the 2015 fiscal year. Mr. Aguggia receives no separate compensation for his service as a Company and Bank director.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
Stephen Adzima	$68,350	$23,350	$73,479	$105	$165,284
Thomas A. Miller	68,350	—	71,984	—	140,334
John H. Peto	68,350	—	104,784	—	173,134
Charles J. Pivirotto	68,350	—	99,201	699	168,250
Cynthia Sisco	68,350	—	104,272	699	173,321
Joseph C. Smith	64,067	—	42,400	—	106,467

(1)	Includes fees earned for service with Clifton Bancorp and Clifton Savings.
(2)	Reflects the grant date fair value calculated in accordance with FASB ASC Topic 718 regarding outstanding restricted stock awards for Mr. Adzima based upon Clifton Bancorp’s stock price of $13.32 on January 7, 2015, the date of grant. At March 31, 2015, the aggregate number of unvested restricted stock award shares held in trust for Mr. Adzima totaled 1,753 and the aggregate number of unvested restricted stock award shares held in trust for each of Mr. Pivirotto and Ms. Sisco totaled 1,664. No other director held unvested shares of restricted stock at March 31, 2015.
(3)	Amounts represent the annual change in the actuarial present value of the director’s accrued benefit under the Bank’s Directors’ Retirement Plan.
(4)	Represents dividends paid on unvested restricted stock awards.

Cash Retainers and Meeting Fees for Non-Employee Directors

The following tables set forth the applicable retainers and fees that were paid to non-employee directors for their service on the Board of Directors of Clifton Savings and the Board of Directors of Clifton Bancorp during fiscal 2015. Mr. Aguggia did not receive any retainers or fees for his service on the Boards of Directors.

Clifton Savings:

Annual retainer	$46,500
Additional annual retainer for committee chairmen (1)	$4,000

(1)	Chairmen of the Audit/Compliance, Nominating/Corporate Governance, Compensation, Loan, Investment and Commercial Loan Committees receive committee chairmen fees.

Clifton Bancorp:

Annual retainer	$9,000
Additional annual retainer for Audit/Compliance Committee members	$5,600
Additional fee per Audit/Compliance Committee meeting attended	$325

Directors’ Retirement Plan

Clifton Savings maintains the Clifton Savings Bank Directors’ Retirement Plan to provide non-employee directors with supplemental retirement income. All current nonemployee directors participate in the plan. The plan provides benefits, generally paid in equal monthly installments, upon a director’s retirement, death or disability, and upon a change in control of Clifton Savings or Clifton Bancorp. However, participants may elect that any type of benefit under the plan be paid on an actuarially equivalent lump sum basis so long as the election complies with Section 409A of the Internal Revenue Code.

Upon their retirement following the completion of three years of service and the attainment of age 68, participants receive an annual retirement benefit, payable for life, equal to a percentage of the sum of the annual fees and retainer paid during the twelve-month period ending on the date preceding retirement. The percentage paid as an annual benefit is determined by multiplying the participant’s years of service (up to a maximum of 10) by 10 percent.

A participant who completes a minimum of three years of service, regardless of age, may receive death and disability benefits under the plan. Upon the completion of one year of service, regardless of age, participants will receive a benefit upon a change in control of Clifton Savings or Clifton Bancorp. The benefit, payable annually for the life of the participant, equals the sum of the annual fees and retainer paid to the participant during the twelve-month period preceding the date of a termination of service due to a change in control.

REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit/Compliance Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the Company’s management is also required to prepare, as part of the Company’s 2015 Annual Report on Form 10-K, a report on its assessment of the Company’s internal control over financial reporting, including management’s assessment of the effectiveness of such internal control. The Company’s independent registered public accounting firm is also required by Section 404 to issue and include, as part of the Company’s 2015 Annual Report on Form 10-K, its opinion on the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit/Compliance Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit/Compliance Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit/Compliance Committee discussed with the independent accountants matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statements.

In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit/Compliance Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. In concluding that the independent accountants are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the independent accountants were compatible with its independence.

The Audit/Compliance Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit/Compliance Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm which, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit/Compliance Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Compliance Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2015 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee and the Board of Directors also have appointed, subject to stockholder ratification, the Company’s independent accountants for the fiscal year ending March 31, 2016.

Audit/Compliance Committee the Board of Directors of Clifton Bancorp Inc.

Charles J. Pivirotto, Chairman

Stephen Adzima

Thomas A. Miller

John H. Peto

Cynthia Sisco

Joseph C. Smith

STOCK OWNERSHIP

The following table provides information as of June 19, 2015 about the persons and entities known to Clifton Bancorp to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting authority.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)

Clifton Savings Bank Employee Stock Ownership Plan 1433 Van Houten Avenue Clifton, New Jersey 07015	1,776,727	(2)	6.8%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	1,768,372	(3)	6.8%

(1)	Based on 25,960,056 shares of the Company’s common stock outstanding and entitled to vote as of June 19, 2015.
(2)	Includes 518,659 shares that have been allocated to employee stock ownership plan participants.
(3)	Based on a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 12, 2015.

The following table provides information as of June 19, 2015 about the shares of Clifton Bancorp common stock that may be considered to be beneficially owned by each director, nominee for director, and current named executive officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated in the footnotes below, (i) none of the shares listed are pledged as security and (ii) each of the named individuals has sole voting and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned(1)		Number of Shares That May be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(2)
Stephen Adzima	66,897	(3)	—		*
Paul M. Aguggia	86,685	(4)	—		*
Bart D’Ambra	65,355		—		*
Stephen A. Hoogerhyde	63,290		—		*
Patricia C. Hrotko	2,571		—		*
Thomas A. Miller	10,707		—		*
John H. Peto	36,710		35,219		*
Christine R. Piano	69,590		—		*
Charles J. Pivirotto	14,300		72,453		*
Cynthia Sisco	157,196	(5)	72,453		*
Joseph C. Smith	105,977	(6)	15,000		*
All directors and executive officers as a group (11 persons)	679,278		195,125	3.3%

*	Does not exceed 1.0% of the Company’s voting securities.
(1)	Includes shares allocated to the account of individuals under the Bank’s employee stock ownership plan with respect to which individuals have voting but not investment power as follows: Mr. D’Ambra—29,420 shares; Mr. Hoogerhyde—31,458 shares and Ms. Piano—33,244 shares.
(2)	Based on 25,960,056 shares of the Company’s common stock outstanding and entitled to vote as of June 19, 2015, plus the number of shares that may be acquired by each individual (or group of individuals) by exercising options.
(3)	Includes 24,055 shares in a corporation owned by Mr. Adzima, 27,321 shares held by Mr. Adzima’s spouse as custodian for their children and 1,753 shares of unvested restricted stock held in trust for Mr. Adzima.
(4)	Includes 16,685 shares held in trust for Mr. Aguggia under the Bank’s supplemental executive retirement plan.
(5)	Includes 79,920 shares held by Ms. Sisco as trustee for a revocable trust under which Ms. Sisco is also a beneficiary.
(6)	Includes 2,937 shares held by Mr. Smith’s son, for which shares Mr. Smith disclaims beneficial ownership.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of seven members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are John H. Peto and Joseph C. Smith. Each of the nominees is currently a director of Clifton Bancorp and Clifton Savings.

Unless you indicate on the proxy card that your shares should not be voted for a certain nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of both of the Board’s nominees. If either nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Peto and Smith.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of March 31, 2015. The indicated period of service as a director includes the period of service as a director of Clifton Savings. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors has determined that each current director and nominee should serve as a director.

Nominees for Election as Directors

The nominees standing for election to serve for a three-year term are:

John H. Peto is a real estate investor and previously was the owner of The Peto Agency, a real estate and insurance broker located in Clifton, New Jersey. Age 69. Director since 1995.

Mr. Peto’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Company and the Bank. In addition, Mr. Peto’s insurance background provides the Board of Directors with experience with respect to an industry that complements the financial services provided by the Bank.

Joseph C. Smith is the President of Smith-Sondy Asphalt Construction Co., a paving construction company located in Wallington, New Jersey. Age 62. Director since 1994.

Mr. Smith’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Smith offers the Board of Directors significant business experience from a setting outside of the financial services industry.

Directors Continuing in Office

The following directors have terms ending in 2016:

Stephen Adzima has been the president of Universal Electric Motor Service Inc., a company that specializes in the sales and service of electric motors, pumps, controls and generators, since 1978. Age 62. Director since 2012.

Mr. Adzima’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment.

Charles J. Pivirotto, a certified public accountant, has been the President of Pivirotto & Company, CPA’s PA, a certified public accounting firm, since 1997. Age 60. Director since 2007.

As a certified public accountant, Mr. Pivirotto provides the Board of Directors with valuable experience regarding accounting and financial matters.

Cynthia Sisco owns and manages an apartment complex and also manages several other residential properties. Age 58. Director since 2007.

Ms. Sisco’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Company and the Bank.

The following directors have terms ending in 2017:

Paul M. Aguggia has served as the Chairman of the Board, President and Chief Executive Officer of Clifton Bancorp and Clifton Savings since January 1, 2014. Mr. Aguggia is the former Chairman and leader of the financial institutions practice group of the international law firm Kilpatrick Townsend & Stockton LLP, which has over 600 attorneys and 17 offices worldwide. Mr. Aguggia began his career at Willkie Farr & Gallagher LLP in New York City, and was associated with Muldoon Murphy & Aguggia LLP, a boutique banking law firm, for ten years, serving as Chairman of the firm from 2004 until its merger with Kilpatrick Townsend & Stockton LLP in 2008. Age 52. Director since 2014.

Mr. Aguggia’s extensive experience representing financial institutions of various sizes and degrees of complexity for nearly 25 years, including counseling such institutions on regulatory, compliance, operational, corporate governance, public offering, acquisition and various strategic matters, enables him to provide the Board of Directors with the leadership necessary to oversee the business and operations of Clifton Bancorp and Clifton Savings. In addition, Mr. Aguggia’s knowledge of Clifton Bancorp’s and Clifton Savings’ operations and governance, through his former service as our primary corporate, securities and bank regulatory counsel, combined with his success and strategic vision, position him well to serve as our Chairman, President and Chief Executive Officer.

Thomas A. Miller is the retired owner of The T.A. Miller & Co., Inc., a full service marketing research organization servicing the pharmaceutical industry located in Spring Lake Heights, New Jersey. Age 77. Director since 1990.

Mr. Miller’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Miller offers the Board of Directors significant business experience from a setting outside of the financial services industry.

Item 2 — Approval of Clifton Bancorp Inc. 2015 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Clifton Bancorp Inc. 2015 Equity Incentive Plan (the “2015 Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company. By approving the 2015 Plan, our stockholders will provide us with additional flexibility to continue to attract, retain and reward highly qualified personnel by offering a compensation program that is linked to the performance of our common stock. The 2015 Plan is intended to further align the interests of plan participants with the interests of our stockholders by potentially increasing the ownership interests of plan participants in the common stock of the Company.

The Company’s prior equity compensation plan was adopted in 2005 following the Bank’s reorganization to the mutual holding company structure and expires on July 14, 2015. Accordingly, on an ongoing basis, the 2015 Plan will be the Company’s sole means of providing its key personnel with equity-based compensation.

The following is a summary of the material features of the 2015 Plan, which is qualified in its entirety by reference to the provisions of the 2015 Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the 2015 Plan authorizes the issuance of up to 2,388,321 shares of Company common stock representing approximately 9.2% of the shares of common stock currently outstanding. Such shares may be issued under the 2015 Plan pursuant to grants of incentive stock options, non-qualified stock options and restricted stock awards. Of this number, the maximum shares of Company common stock that may be issued under the 2015 Plan pursuant to the exercise of stock options is 1,705,944 shares and the maximum number of shares of Company common stock that may be issued as restricted stock awards is 682,377 shares.

The 2015 Plan will be administered by the Compensation Committee, a committee comprised solely of independent directors (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2015 Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2015 Plan’s purposes; and (iv) interpreting the provisions of the 2015 Plan. The 2015 Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the 2015 Plan, except that only employees may be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2015 Plan, which must be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options, non-qualified stock options, restricted stock awards or any combination thereof, as follows:

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date the stock option is granted. Fair market value for purposes of the 2015 Plan means the closing sales price of the common stock as reported on the Nasdaq Capital Market (or other exchange on which Company shares are listed or traded) on the date the option is granted, or if the common stock was not traded on such date, then the closing price on the first preceding day on which sales were reported and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options may have certain tax advantages for employee recipients and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares issuable as payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2015 Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2015 Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award prior to such award being earned. Further, unless the Committee determines otherwise, any dividends or distributions declared and paid with respect to shares subject to a restricted stock award will be distributed to the participant by the Company after the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of an award, all future dividend rights shall cease.

Prohibition Against Option Repricing. The 2015 Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted unless such action is approved by a vote of the Company’s stockholders.

Restrictions on Transfer. Generally, all awards, except non-statutory stock options, granted under the 2015 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2015 Plan upon the participant’s death.

Limitation on Awards under the 2015 Plan

The following limits apply to awards under the 2015 Plan: (i) the maximum number of shares of common stock that may be available for awards under the 2015 Plan is 2,388,321 shares, of which up to 1,705,944 shares of common stock may be delivered pursuant to the exercise of stock options and up to 682,377 shares of common stock may be issued in the form of restricted stock awards. Each non-employee director may not, in any calendar year and over the life of the 2015 Plan, receive stock option awards relating to more than 85,297 shares or restricted stock awards relating to more than 34,118 shares. In addition, the following limits apply to the size of awards to any one participant in any calendar year and over the life of the 2015 Plan, subject to adjustment for certain corporate transactions as provided in the 2015 Plan: (i) stock option awards may relate to no more than 426,486 shares of common stock; (ii) restricted stock awards may relate to no more than 170,594 shares of common stock; (iii) share-based performance awards may relate to no more than 170,594 shares of common stock; and (iv) cash-based performance awards in any year may relate to no more than $2,000,000.

In the event of a corporate transaction involving the common stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable. Such adjustments are intended to preserve the benefits or potential benefits of the awards.

In addition, to the extent any shares of Company common stock covered by an award under the 2015 Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2015 Plan. However, if (i) a stock option is exercised by using an actual or constructive exchange of shares of common stock to pay the exercise price, (ii) shares of common stock are withheld to satisfy withholding taxes upon exercise or vesting of an award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement of stock options, then the number of shares of common stock available shall be reduced by the gross number of stock options exercised rather than by the net number of shares of common stock issued.

Performance-Based Features

Upon the grant of an award, the Committee may establish the performance targets (other than being based solely on continuation of service) which must be met before such awards may begin to become first earned. Such performance targets may be expressed by reference to a specified level of performance, and each level of performance attainment may yield a specified number of stock options and/or restricted stock awards or result in the payment of a specified cash amount. The terms and conditions of any award, including the applicable performance targets, if any, for each Participant will be detailed in an award agreement. Once such performance targets are attained, as certified by the Committee, such award shall be deemed earned and non-forfeitable. The Committee has sole discretion in determining how performance measures are calculated. The Committee will certify in writing that any performance goals or other material terms applicable to an award were in fact satisfied, modified or waived, prior to such award first becoming earned and non-forfeitable. In the event of a Change in Control (as defined below), any performance measures related to an award under the 2015 Plan will be deemed satisfied as of the date of the Change in Control.

Vesting of Awards

If the right to become vested in an award under the 2015 Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Such period may be subject to acceleration of vesting in the event of death, disability or upon a termination of service within two years following a change in control. All awards under the 2015 Plan are subject to a minimum one year vesting requirement. Upon termination of service for reason of disability or death, (i) all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and (ii) all restricted stock awards which have not yet become earned and non-forfeitable, shall, in each case, become earned and be exercisable as if the participant had terminated service as a result of such death or disability as of the date of termination. Upon termination for cause (as defined in the 2015 Plan), all unvested awards and all vested but unexercised stock options are forfeited.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a Change in Control of the Company, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards shall be fully earned and vested upon the Participant’s subsequent termination of service, other than for cause, during the period ending on the second anniversary of the Change in Control. For the purposes of the 2015 Plan, a “Change in Control” means (i) the Company merges into or consolidates with another entity, or merges another bank or corporation into the Company, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation; (ii) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (iii) during any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (iv) the Company sells to a third party all or substantially all of its assets.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2015 Plan or any award granted under the 2015 Plan, provided that, other than as provided in the 2015 Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the 2015 Plan related to repricing, materially increase the original number of securities which may be issued under the 2015 Plan (other than as provided in the 2015 Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2015 Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the 2015 Plan at any time, retroactively or otherwise, to insure that the 2015 Plan complies with current or future law, without stockholder approval, and the Board of Directors may unilaterally amend the 2015 Plan and any outstanding award, without participant consent, in order (i) to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance, or (ii) to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The 2015 Plan will become effective upon approval by the stockholders at this Annual Meeting. The 2015 Plan will remain in effect as long as any awards under it are outstanding, however, no awards may be granted under the 2015 Plan on or after the day immediately prior to the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the 2015 Plan. However, any termination of the 2015 Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2015 Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within the later of two years from the date of the grant of the incentive stock option or one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. A participant who makes a voluntary election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant, rather than upon the lapse of the substantial risk of forfeiture, at the grant date fair market value, and the Company will be entitled to this earlier deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives named in the summary compensation table below (“covered employees”). Restricted stock awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by the Company. The Company will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that could result in executive compensation that exceeds these deduction limits.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2015 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2015 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under United States generally accepted accounting principles, the Company is required to recognize compensation expense in its financial statements over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock awards).

Awards to be Granted

If the 2015 Plan is approved by stockholders, the Compensation Committee intends to meet at a later date after such stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees, and directors. At the present time, no specific determinations have been made as to the grant or allocation of awards.

Equity Compensation Plan Information

Set forth below is information as of March 31, 2015 with respect to current compensation plans under which equity securities of the Company are authorized for issuance.

	(a) Number of Securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	345,177	$9.93	—
Equity compensation plans not approved by stockholders	—	—	—

Total	345,177	$9.93	—

Required Vote and Recommendation of the Board

In order to approve the 2015 Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board of Directors recommends that stockholders vote “FOR” the approval of the 2015 Plan.

Item 3 — Ratification of the Independent Registered Public Accounting Firm

The Audit/Compliance Committee of the Board of Directors has appointed BDO USA, LLP to be the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by stockholders. A representative of BDO USA, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit/Compliance Committee will consider other independent registered public accounting firms. In addition, if the ratification of the independent registered public accounting firm is approved by stockholders at the annual meeting, the Audit/Compliance Committee may also consider other independent registered public accounting firms in the future if it determines that such consideration is in the best interests of the Company and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2015 and 2014 by BDO USA, LLP.

	2015	2014
Audit fees(1)	$190,294	$295,097
Audit related fees	—	—
Tax fees(2)	16,917	14,000
All other fees	—	—

(1)	Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act and audit procedures and tax opinion services with respect to the filing of a Registration Statement on Form S-1), including out-of-pocket expenses.
(2)	Tax fees include the preparation of state and federal tax returns.

Policy on Audit/Compliance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit/Compliance Committee is responsible for appointing, setting compensation, and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm to ensure that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit/Compliance Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.

The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended March 31, 2015, all services were approved, in advance, by the Audit/Compliance Committee in compliance with these procedures.

Change in Independent Registered Public Accounting Firm. On June 26, 2013, the Audit/Compliance Committee of the Company’s Board of Directors voted to dismiss ParenteBeard LLC, the former independent registered public accounting firm for the Company, effective as of June 26, 2013. Effective October 1, 2014, ParenteBeard LLC merged with and into the accounting firm of Baker Tilly Virchow Krause, LLC.

The audit reports of ParenteBeard LLC on the consolidated financial statements of the Company for the years ended March 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended March 31, 2013 and 2012 and through the subsequent interim period preceding June 26, 2013, there were no disagreements between the Company and ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard LLC, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.

On June 26, 2013, the Audit/Compliance Committee of the Company’s Board of Directors engaged BDO USA, LLP as the Company’s independent registered public accounting firm. During the years ended March 31, 2013 and 2012 and the subsequent interim period preceding the engagement of BDO USA, LLP, the Company did not consult with BDO USA, LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and BDO USA, LLP did not provide any written report or oral advice that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Proposal 4 — Advisory Vote on Executive Compensation

As required by federal securities laws, we are providing our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the 2015 proxy statement, is hereby approved.”

At our last four annual meetings, our stockholders overwhelmingly approved the say-on-pay proposal. As described in the “Compensation Discussion and Analysis” included in this proxy statement, we believe that our executive compensation program is designed to support the Company’s long-term success by achieving the following objectives:

•	Attracting and retaining talented senior executives;

•	Tying executive pay to Company and individual performance;

•	Supporting our annual and long-term business strategies; and

•	Aligning executives’ interests with those of the Company’s stockholders.

We urge stockholders to read the “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this proxy statement. The “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program, policies and procedures, as well as the compensation of our named executive officers.

This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Compensation Committee. However, the Board and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to the Company’s named executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

We are pleased to provide our stockholders with an overview and analysis of the compensation programs in which the following executive officers (our “named executive officers” or “NEOs”) participate and the process we use to make specific compensation decisions for them:

Name	Title
Paul M. Aguggia	Chairman of the Board of Directors, President and Chief Executive Officer of the Company and the Bank

Bart D’Ambra	Executive Vice President and Corporate Secretary of the Company and Executive Vice President, Chief Operating Officer and Secretary of the Bank

Stephen Hoogerhyde	Executive Vice President of the Company and Executive Vice President and Chief Lending Officer of the Bank

Christine R. Piano	Executive Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank

Patricia C. Hrotko	Executive Vice President of the Company and Executive Vice President and Chief Revenue Officer of the Bank.

Our Business Model and Approach to Driving Shareholder Value

We build value for stockholders by executing on a carefully considered business plan that produces solid results. The strength of our business model has enabled us to weather periods of economic downturn and to benefit from periods of economic expansion. The performance metrics we use to drive our incentive compensation programs encourage behavior that supports our business model. Our business model reflects the following key elements

•	Emphasis on core deposit growth

•	Prudent asset generation and diversification

•	Technological advancement with respect to delivery channels

•	Effective customer service and retention strategies

•	Quality control thorough risk assessment and regulatory compliance

•	Expansion into carefully selected market areas

•	Strategic acquisitions as opportunities arise.

Fiscal 2015 Business and Financial Highlights

The Company’s performance in fiscal 2015 was noteworthy as we executed on our business model. Key business and financial highlights for fiscal 2015 include the following:

•	Enhancing our Strong Capital Position. We completed our second step conversion on April 1, 2014, adding over $160 million in new capital.

•	Strong Net Income Growth – Our fiscal 2015 net income increased to $8.6 million, a 32.3% percent increase over our fiscal 2014 results.

•	Strong Loan Growth – Our net loans increased 9.7% year over year and our increased emphasis on commercial real estate and multi-family lending resulted in a 58.9% increase in that portfolio.

•	Consistent Loan Quality – Our ratio of non-performing loans to total gross loans held steady at 0.88%.

•	Upgrading our Core Banking Systems – We completed a core banking system conversion in October 2014, providing a banking platform that allows us to increase efficiency and deliver new products and service to our customers.

•	Expansion of our Banking Footprint – We announced plans to open an innovative banking center in Hoboken, NJ equipped with advanced technology and reflecting a new, compact model for a brick-and-mortar branch.

Fiscal 2015 Executive Compensation Highlights

•	Base Salary Adjustments. Following the Compensation Committee’s annual review, our NEOs, other than Mr. Aguggia, received base salary adjustments that averaged 8.1%, generally consistent with Bank-wide and market adjustments. Mr. Aguggia’s base salary was not increased given the Committee’s philosophy to, over time, increase the portion of his total compensation that is at risk.

•	Annual Incentive Plan. The Bank introduced a performance-based, annual incentive plan for senior officers, including all NEOs, that tied individual award opportunities to a weighted mix of Company and individual performance objectives. Under the new plan, Mr. Aguggia received a maximum award of 15% of base salary and awards to other NEOs averaged 14% of base salary. All awards were paid in cash.

Our Compensation Strategy

Our approach to executive compensation is based on four simple strategic objectives:

Strategic Objective	How Our Programs Support our Strategy
Pay should reflect performance and support our strategic goals	•	Our incentive compensation program supports key elements of our strategic plan by focusing on Company and individual performance metrics tied to our business strategy.
	•	We link pay to superior Company and individual performance by varying payouts under our incentive program based on performance results.
The interests of our executives should be aligned with the interests of our stockholders	•	Upon approval of our new equity compensation plan, we anticipate that a meaningful portion of executive pay will be provided in the form of equity.
	•	We will vest equity over an extended period of continued employment.
Incentive compensation programs should discourage excessive risk taking	•	Our compensation programs are designed to ensure that we do not create incentives for our executives to take unnecessary or excessive risks that could undermine the value of our Company.
	•	Our review of the risk profile of our compensation programs is an annual and ongoing task for our Compensation Committee and our management.
We must be competitive in the marketplace for talent	•	Our compensation plans, including our new equity compensation plan, are designed to give us a competitive edge in the marketplace as we seek talent for our executive ranks.
	•	By offering competitive compensation opportunities, we are able to recruit, retain and motivate an effective management team.
	•	We target pay at competitive levels relative to our peers.

The Governance Framework for Executive Compensation Decisions

All decisions regarding executive compensation are made within the context of a solid governance framework that helps ensure an outcome that is consistent with our compensation philosophy, the creation of stockholder value and the safety and soundness of our banking operations. To that end, we use the following principles to guide the development and implementation of our executive compensation program:

•	We use Company and individual performance measures for our annual incentive plan that correlate to our business plan and the creation of stockholder value.

•	We design our executive compensation program to discourage excessive risk taking and monitor the implementation of the program at least annually to ensure compliance with sound risk management principles and regulatory requirements.

•	We make all key executive compensation decisions and all decisions affecting our NEOs through a committee of independent directors, and we seek advice from an independent compensation consultant on key executive compensation matters.

•	We encourage a meaningful ownership commitment from our officers and directors through our stock ownership and retention policy.

•	We have a “clawback” policy that allows us to recapture amounts paid to our executives on the basis of materially inaccurate financial results.

•	We do not allow our executives or directors to hedge or pledge Company stock.

•	We do not allow “single trigger” payouts or tax gross-ups under our employment and change in control agreements.

•	We do not allow stock option repricing without stockholder approval.

Our Executive Compensation Decision Making Process

Key Participants

The Compensation Committee

Our Compensation Committee, all the members of which are independent directors under current Nasdaq listing standards, makes decisions on the compensation of our key executives, including our NEOs. This responsibility is discharged within the framework of a formal committee charter, which delegates a wide range of strategic and administrative issues to the Committee. The Committee does not delegate any substantive responsibilities related to the determination of compensation for our NEOs, and the Committee members exercise their independent judgment when they make executive compensation decisions. The Committee meets periodically throughout the year and, in fiscal 2015, met 14 times.

Key among the Committee’s tasks is the development of, and monitoring of adherence to, the Company’s executive compensation philosophy. In addition, the Committee is responsible for ensuring that our plans and programs comply with all regulatory directives, including consideration of the risk profile of our compensation programs to ensure that such programs do not encourage unnecessary risk taking by participants. Finally, the Committee is charged with the annual administration of our incentive programs, including the development of plan design, the selection of performance metrics, the designation of specific performance goals and award opportunities and the certification of performance results. See “Corporate Governance and Board Matters” for a detailed discussion of the Committee’s responsibilities and membership.

The Committee reviews the compensation of each NEO annually to evaluate whether the executive’s pay level is consistent with the goals of our compensation philosophy and risk profile, the performance of both the Company and the individual and whether market practices dictate an adjustment in the form or level of the executive’s compensation. As part of this annual review, the Committee considers the executive’s individual contributions to the financial success of the Company, management of subordinates, contribution to safety and soundness objectives and their long-term potential as a senior executive.

Executive Management

Although the Compensation Committee makes independent determinations on all matters related to compensation of the NEOs, the CEO provides the Committee with his evaluation of the NEOs’ performance and makes recommendations regarding base salary and incentive compensation awards. However, the Committee has absolute discretion to accept, reject or modify the CEO’s recommendations. Our CEO plays no role in, and is not present during, discussions regarding his own compensation.

Independent Compensation Consultant

The Compensation Committee has retained McLagan LLP as an independent compensation consultant. McLagan works with the Committee to review our executive compensation program and assess our program relative to our performance and the market. McLagan attends Committee meetings as requested and participates in general discussions regarding executive compensation matters. While the Committee considers input from McLagan, the Committee’s decisions are a reflection of many factors and considerations. Management works with McLagan at the direction of the Committee to develop materials and analyses that are critical to the Committee’s evaluations and determinations. McLagan does not provide other significant services to the Company and has no direct or indirect business relationships with the Company or its affiliates. The Compensation Committee has considered McLagan’s independence for the 2015 fiscal year and whether its work raised conflicts of interest under Nasdaq listing standards. Considering these factors, the Committee assessed and determined that the work performed by McLagan does not create any conflict of interest and that McLagan is independent of the Company’s management.

Benchmarking

The Compensation Committee relies on a variety of external sources for executive compensation information, including the American Bankers Association Annual Compensation and Benefits Survey and the New Jersey Bankers Association Compensation Survey. The Committee evaluates this information, focusing on institutions that are similar in size and geography to the Bank, to determine the positioning of executive compensation for individual executives and to assess whether the Bank’s executive compensation structure remains competitive in the markets we serve. The Committee also obtains information from McLagan on general industry trends and emerging best practices that may influence the Committee’s deliberations. The Committee has not established a formal industry peer group for benchmarking purposes but may do so in the future, particularly with respect to its consideration of equity compensation awards.

Elements of Compensation

Our executives participate in a competitive compensation program that emphasizes performance and the creation of stockholder value. The elements of our program, the specific objectives for each element and a summary of how we implement each element are summarized in the table below:

Element	Objective		Implementation
Base Salary	•	Provides each executive with fixed compensation.	Base salary is subject to annual review based on the Compensation Committee’s assessment of the executive’s individual performance and a competitive review of market practices.
	•	Reflects the executive’s position and responsibilities, market dynamics and our overall pay structure.

Annual Incentives	•	Provides competitive variable opportunities that reward executive performance on Company and individual performance objectives.	The 2015 program provided award opportunities over a weighted mix of Company and individual performance objects, ranging from 5% to 15% of base salary.
Long-Term Incentives	•	Provides an incentive for our executives to create stockholder value over the long-term.

In recent years, our ability to award equity compensation has been limited as a result of constraints associated with the mutual holding company structure. Assuming the approval of our new equity compensation plan at the Annual Meeting, we anticipate the reintroduction of equity compensation as a key component of the overall compensation mix for our NEOs.

	•	Provides a meaningful portion of compensation paid in stock.
	•	Aligns the interest of our executives with stockholders by awarding equity in the Company.
	•	Provides our executives with a market-competitive program.
	•	Provides a significant retention incentive by incorporating an extended vesting period.
Retirement Benefits	•	Participation in the same tax-qualified benefit plans as our rank-and-file employees to provide our executives with additional income after retirement

Our retirement program is based on our ESOP, which is funded by Bank contributions, and our 401(k) plan, which currently provides for employee elective deferral contributions and Bank matching contributions. Mr. Aguggia also participates in an excess benefits plan that provides him with benefits that, due to federal tax law limitations, cannot be allocated directly through the ESOP and 401(k) Plan. Mr. Aguggia previously participated in the Bank’s Directors’ Retirement Plan but withdraw as a participant to avoid additional expense for the Bank.

Perquisites	•	Limited perquisites that represent a minor portion of the overall annual compensation of our NEOs.	In 2015, perquisites included an automobile allowance for Mr. Aguggia and use of a company cellular phone for all NEOs.
	•	Perquisites are specifically targeted to items that help the executive fulfill the requirements of his/her position.
Employment/Change in Control Agreements	•	Help to ensure the continued availability of our NEOs in key positions in the event of a Change in Control.	Our current NEO employment and change in control agreements include “double trigger” change in control protection. The agreements do not provide for tax gross-ups or tax indemnification payments.
	•	Establishes market-competitive terms and conditions for the continuing employment of our NEOs.
	•	Assists with an orderly transition of management if a change in control of the Company were to occur.

Fiscal 2015 Executive Compensation Programs and Decisions

Our executive compensation review process began early in the fiscal year when the Compensation Committee, in consultation with our independent compensation consultant, determined the specific components of executive compensation and established a target pay mix for each NEO for the upcoming year. During this period, the Committee identified and selected the applicable Company and individual performance metrics for our new annual incentive compensation program. Our fiscal 2015 program included two primary components: (i) base salary and (ii) cash-based, annual incentive awards.

Base Salary

Our named executive officers receive base salaries at levels that reflect the nature, scope, and complexity of their specific positions. The salaries of our named executive officers are reviewed annually to reflect their performance, ongoing contributions, and competitive market practices. Base salaries reflect the “fixed” portion of our total compensation and a reference point for targeting incentive compensation opportunities. As part of our salary review process, we obtain industry data from published sources to help provide context for our decisions.

Fiscal 2015 Base Salary Adjustments

Consistent with past practice, the Compensation reviewed the base salary levels of our NEOs in late 2014 as part of a Bank-wide review. The Committee authorized increases averaging 8.1% (ranging from 2.9% to 15.7%) for each NEO, other than Mr. Aguggia, based on an assessment of their performance, the role of each officer in the Company’s senior management team and the significant and continuing contributions of each officer to the success of the Company. Mr. Aguggia’s base salary was not increased due, in part, to the Committee’s philosophy of, over time, shifting his compensation mix toward greater reliance on variable pay as a component of his total compensation package.

Annual Incentive Compensation

Prior to fiscal 2015, our employees, including our NEOs, received discretionary cash bonuses that were based on the Committee’s assessment of individual and Company performance. In fiscal 2015, the Committee, in consultation with McLagan, initiated a pay-for-performance incentive plan for officers at the level of senior vice president and above with award opportunities linked to the attainment of specific Company and individual performance objectives. The Committee believes that the new plan design provides specific incentives to achieve desired results and, therefore, will improve the Company’s ability to meet its strategic objectives.

Under the plan, each executive has a range of award opportunities, expressed as a percentage of base salary, that reflect performance at threshold, target and maximum levels. The plan also included two “gateway” requirements that must be satisfied in order for any award to be payable to a participant: (i) the Bank must not be under an order from the regulators and (ii) individual participants must have a performance rating of “Satisfactory” or better for the fiscal year. However, even if the gateway requirements are satisfied, no awards are provided for performance below the threshold.

Fiscal 2015 Performance Measures

For each participant in the 2015 plan, award opportunities were based on a weighted assessment of two Company financial metrics and 3-5 individual performance objectives. Each participant was assigned a different weighting of these elements based on their position and role. The Committee selected two financial metrics for the 2015 plan: (i) fiscal year net income and (ii) and non-performing assets as a percentage of total assets. The Committee assigned a weighting to each metric to determine its contribution to the portion of the actual award attributable to financial results. The individual objectives were also weighted and reflected a range of items, including the completion of specific projects or initiatives under the Bank’s business plan. The CEO’s performance with respect to the individual objectives was evaluated by the Compensation Committee, while other participants were evaluated by the CEO. The following table provides detail on the Company financial metrics that we used in the 2015 plan:

Fiscal 2015 Financial Metrics	Threshold	Target	Maximum	Fiscal 2015 Actual Results

Net Income (70% Weighting)	$5.9 million	$6.5 million	$7.0 million	$8.6 million
NPA/Assets (30% Weighting)	1.20%	0.60%	0.50%	0.48%

Fiscal 2015 Incentive Award Opportunities

Award opportunities under the 2015 incentive plan were set by the Compensation Committee based on competitive market practice and defined as a percentage of each executive’s base salary at the beginning of the year. All incentive awards were paid in cash. The following table shows the fiscal 2015 award opportunities established by the Compensation Committee for our NEOs and the relative weighting of Company and individual metrics:

	Award Opportunities (as % of base salary)			Goal Weighting
	Threshold	Target	Maximum	Company	Individual
CEO	5%	10%	15%	70%	30%
Other NEOs	5%	10%	15%	60%	40%

Fiscal 2015 Annual Incentive Plan Awards

As shown in the table above, the Company’s fiscal 2015 results reflected performance at the maximum level award level for both financial performance metrics. When considered together with each executive’s level of performance with respect to the individual goals, the Compensation Committee authorized an award for our CEO at the maximum level, or 15% of base salary, and awards averaging 14% of base salary for the other NEOs.

Other Executive Benefits

Employment Agreements and Change in Control Benefits

Our named executive officers, other than Ms. Hrotko, are covered by employment agreements providing specified severance benefits and benefit continuation in the event of their termination without cause or for good reason (as defined in the agreement), disability, and after a change in control. Ms. Hrotko entered in a change in control severance agreement with the Bank when she joined the Bank in 2014. No severance benefits are payable if the executive dies, is terminated for cause or upon the executive’s voluntary resignation without good reason. In the change in control context, the agreements are “double trigger,” requiring both the occurrence of a change in control and the executive’s involuntary termination of employment or constructive termination for good reason. For additional information regarding the terms of these employment agreements, see the section headed Potential Post-Termination Payments and Benefits following the Summary Compensation Table.

The Committee, with management support, follows a policy that all employment agreements must reflect the following terms: (i) “double trigger” change in control benefits and (ii) no indemnification for “golden parachute” excise tax liabilities. The Committee believes that the agreements (i) will help retain the NEOs and facilitate an orderly transition during a change in control, (ii) will provide the NEOs with financial protection so they will continue to act in the best interests of the Company during the change in control process and (iii) reflect an important element of a competitive compensation package for the NEOs.

Retirement Benefits; Employee Welfare Benefits

Our principal retirement savings vehicle is our tax-qualified Employee Stock Ownership Plan (the “ESOP”). In connection with our second-step conversion, the unallocated ESOP shares were increased by 1,023,566 to ensure the continued availability of this benefit for our employees. The ESOP has fostered a strong sense among our employees that they are owners with a vested interest in the success of the Company. We also offer our employees a 401(k) plan that enables our employees to supplement their retirement savings with elective deferral contributions and Bank matching contributions. Mr. Aguggia participates in a non-qualified excess benefits plan that provides him with benefits that cannot be allocated to him under the ESOP or the 401(k) as a result of Internal Revenue Code limits applicable to tax-qualified plans. For additional information regarding the supplemental retirement benefits plan, please see the section headed Potential Post-Termination Payments and Benefits following the Summary Compensation Table.

In addition to retirement programs, we provide our employees, including our named executive officers, with coverage under medical, life insurance, and a short-term disability plan on terms consistent with industry practice. We also provide employees with access to a Section 125 Plan to pay their share of the cost of such coverage on a pre-tax basis.

Perquisites

We provide our named executive officers with limited perquisites to further their ability to promote the business interests of the Company in our markets and to reflect competitive practices for similarly situated officers employed by our peers. The perquisites are reviewed periodically by the Compensation Committee and adjusted as necessary.

Other Considerations

Risk Management and Our Compensation Programs

A central tenet of our compensation philosophy is to provide incentives that are consistent with prudent risk management while recognizing that some level of risk is inherent in the operation of our business. Our approach to risk management takes as a starting point the following guidelines:

•	Incentive compensation should balance risk and financial results in a manner that does not provide incentives for excessive risk taking.

•	Risk management processes and internal controls should reinforce and support the development of balanced incentive compensation arrangements.

•	The Bank should have strong and effective corporate governance to help ensure sound compensation practices.

The Compensation Committee monitors our incentive compensation programs on an annual basis to ensure that the programs reflect a balanced mix of incentives that discourage unnecessary or excessive risk taking by our management team and by employees throughout the organization. An important element of our risk management process is the identification of the extent of the Company’s risk appetite, which establishes the baseline for the design of our incentive programs. We maintain a comprehensive risk management process and strong internal controls to manage risks arising out of our incentive compensation program.

We do not believe that the risks arising out of our incentive compensation programs are reasonably likely to have a material adverse effect on the Company. We believe our programs our balanced and do not encourage excessive risk taking by the participants that could threaten the value of the Company. This determination is based on our consideration of (i) the Board’s role in establishing the Company’s risk appetite, (ii) the controls we place on our business operations and (iii) the nature of the specific incentive plans and programs we maintain for our employees.

Stock Ownership and Retention Requirements

In June 2015, we adopted formal stock ownership guidelines for named executive officers and outside directors. While our NEOs and directors own meaningful interests in the Company, we recognize that the implementation of formal guidelines is considered a best practice and will affirm our formal commitment to stock ownership and retention as a central element of our compensation philosophy. Under the guidelines, we established the following ownership levels for the NEOs and outside directors:

Position	Stock Ownership and Retention Guidelines
CEO	Three (3) times base salary
Other Named Executive Officers	Two (2) times base salary
Non-Employee Directors	Three (3) times annual retainer and fees

Each individual has five years from the date of adoption of the policy (or, if applicable, the point of initial service) to meet the ownership guidelines. We count awards under our equity compensation program, stock allocated through our ESOP and the related excess benefits plan and shares acquired through our 401(k) plan towards compliance with the ownership guidelines. The Compensation Committee is charged with maintaining compliance with the stock ownership guidelines.

Recoupment of Incentive Compensation

It has long been our practice to review past incentive compensation awards in light of any material restatement of our financial results. In May 2015, the Compensation Committee adopted a formal recoupment or “clawback” policy that applies to both annual and long-term incentive awards made to our executive officers. Under our policy, the Company may recover or forfeit previously paid or awarded incentive compensation if the Compensation Committee determines that such compensation was paid on the basis of materially inaccurate financial metrics or financial statements or if such compensation is attributable to actions on the part of an executive that result in or are reasonably expected to expose the Company to material actual or potential risk.

Hedging and Pledging of Company Stock

In May 2015, we adopted a formal policy that prohibits our directors and executive officers from hedging the value of our stock. The policy bars the purchase and sale or puts, calls, options or other derivative securities based on Company stock or other transactions related to the monetization of the value of our stock. In addition, officers and directors are not allowed to pledge Company stock as collateral or acquire Company stock on margin.

Tax and Accounting Considerations

In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption, and on an annual basis, to ensure that we understand the financial impact of each program on the Company. Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirements. As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences.

To the greatest extent possible, it is our intent to structure our compensation programs in a tax-efficient manner. As currently structured and approved, our incentive programs meet the requirements of performance-based pay pursuant to Internal Revenue Code Section 162(m). However, the Compensation Committee has the discretion to provide our executives with non-deductible forms of compensation.

Equity Compensation Grant and Award Practices

Although we have not made equity awards to our management team in recent years, in the past awards were based on the Compensation Committee’s evaluation of the individual’s role in the Company, his or her individual performance and consideration of peer group practices with respect to similarly situated individuals. Assuming approval of our new equity compensation program at this Annual Meeting, we anticipate that the Committee will generally follow similar practices as it considers awards under the new plan. As a general matter, the Compensation Committee’s process has been independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates. Similarly, the Company has never timed the release of material non-public information with the purpose or intent of affecting the value of executive compensation. In general, the release of such information reflects long-established timetables for the disclosure of material non-public information, such as earnings releases or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to the timing of disclosure. We set the exercise price of stock options as of the date of Compensation Committee action by reference to the applicable provisions of our equity compensation plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See “Compensation Discussion and Analysis.”

The Compensation Committee of Clifton Bancorp Inc.

Joseph C. Smith, Chairman

Stephen Adzima

Thomas A. Miller

John H. Peto

Charles J. Pivirotto

Cynthia Sisco

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for all individuals serving as the principal executive officer or principal financial officer of the Company for the 2015 fiscal year and the other named executive officers of the Company whose total compensation for the 2015 fiscal year exceeded $100,000.

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation (1)	All Other Compensation (2)	Total
Paul M. Aguggia	2015	$650,000	$—	$97,500	$267,442	$1,014,942
Chairman, President and Chief Executive Officer of the Company and the Bank	2014	162,500	250,000	—	2,100	414,600
	2013	—	—	—	—	—

Bart D’Ambra	2015	167,231	—	23,450	60,384	251,065
Executive Vice President and Corporate Secretary of the Company and Executive Vice President, Chief Operating Officer and Corporate Secretary of the Bank	2014	158,762	10,192	—	36,665	205,619
	2013	152,826	3,030	—	32,552	188,408

Stephen Hoogerhyde	2015	171,307	—	23,100	61,416	255,823
Executive Vice President of the Company and Executive Vice President and Chief Lending Officer of the Bank	2014	164,002	10,529	—	36,946	211,477
	2013	157,869	3,130	—	33,395	194,394

Christine R. Piano, CPA	2015	193,125	—	32,250	67,364	292,739
Executive Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Bank	2014	179,197	11,504	—	41,276	231,977
	2013	172,496	3,420	—	36,430	212,346

Patricia C. Hrotko (3)	2015	166,750	—	25,813	—	192,563
Executive Vice President of the Company and Executive Vice President and Chief Revenue Officer of the Bank	2014	—	—	—	—	—
	2013	—	—	—	—	—

(1)	Represents amounts earned under the Clifton Savings Bank Performance Incentive Compensation Plan.
(2)	For 2015, amounts include, but are not limited to, employee stock ownership plan allocations valued at $56,509, $58,040 and $62,882 for Mr. D’Ambra, Mr. Hoogerhyde and Ms. Piano, respectively, and matching contributions under the Bank’s 401(k) Plan for all executive officers listed except Mr. Aguggia, whose $20,920 401(k) Plan matching contribution was made through the Bank’s supplemental executive retirement plan, and Ms. Hrotko. In addition, Mr. Aguggia received a $235,722 supplemental ESOP benefit through the supplemental executive retirement plan equal to the benefit he would have had received under the ESOP had he been eligible to participate in the plan during fiscal 2015. For Mr. Aguggia, amount also includes automobile usage.
(3)	Ms. Hrotko was employed effective April 3, 2014. Accordingly, no compensation information is provided for prior periods.

Employment Agreements

Clifton Bancorp and Clifton Savings have entered into employment agreements with Messrs. Aguggia, D’Ambra and Hoogerhyde and Ms. Piano (collectively referred to herein as the “executives”). Each employment agreement provides for a three-year term. The term of each of the agreements with Clifton Bancorp automatically extends to a three-year term each day until one party gives the other party notice of its intent not to renew the agreement, at which time the term of the agreement becomes fixed at three years. The Board of Directors of Clifton Savings may extend the terms of the employment agreements with Clifton Savings annually. The terms of the agreements with Clifton Savings currently expire on December 31, 2017. Current base salaries for Messrs. Aguggia, D’Ambra and Hoogerhyde and Ms. Piano are $650,000, $175,000, $175,000 and $215,000, respectively. The Company and Bank Compensation Committees annually review the executives’ base salaries. In addition to base salary, the employment agreements provide for, among other things, participation in stock-based benefit plans and fringe benefits applicable to each executive. The agreements also provide for certain payments to the executives following their termination of employment due to a change in control, their death, disability, or upon termination without Just Cause (as defined in each agreement). See “—Potential Payments on Termination of Employment or Change in Control” for a discussion of the benefits upon termination under each circumstance.

The Bank or the Company will pay or reimburse the executives for all reasonable costs and legal fees paid or incurred by the executives in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and the Company will indemnify the executives to the fullest extent legally allowable. In addition, the employment agreements provide that, except in the event of a change in control, the executives are subject to a one-year non-compete in the event their employment is terminated.

Change in Control Agreement

The Bank maintains a change in control agreement with Ms. Hrotko that provides certain severance benefits if her employment is terminated in connection with a change in control of the Company or the Bank. The agreement provides for a term of twelve (12) months. On the anniversary date of the agreement, and following a review of Ms. Hrotko’s job performance, the Board of Directors may extend the agreement for an additional year such that the term of the agreement will remain at twelve (12) months. The current term of the agreement runs through April 1, 2016.

See “—Potential Post-Termination Benefits” for a discussion of the benefits and payments Ms. Hrotko may receive under her change in control agreement.

Grants of Plan-Based Awards

The following table provides information concerning our grants of plan-based awards for the named executive officers during fiscal 2015 under the Clifton Savings Bank Performance Incentive Compensation Plan.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	5% Threshold	10% Target	15% Maximum
Paul M. Aguggia	$32,500	$65,000	$97,500

Bart D’Ambra	8,750	17,500	26,250

Stephen Hoogerhyde	8,750	17,500	26,250

Christine R. Piano	10,750	21,500	32,250

Patricia C. Hrotko	8,750	17,500	26,250

(1)	These columns show the possible payouts for each named executive officer under Clifton Savings Bank’s Performance Incentive Compensation Plan. See “Summary Compensation Table” for actual non-equity incentive plan awards earned in fiscal 2015.

Supplemental Executive Retirement Plan

Clifton Savings sponsors a supplemental executive retirement plan to provide for supplemental retirement benefits related to its employee stock ownership plan and the 401(k) plan. The plan provides benefits to eligible officers (those designated by the Board of Directors of Clifton Savings) that cannot be provided under the 401(k) plan or the employee stock ownership plan as a result of eligibility requirements of the plans and/or limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for these eligibility requirements and/or Internal Revenue Code limitations. Mr. Aguggia is currently the only participant in the plan. In addition to providing benefits that would otherwise be lost as a result of eligibility requirements or the Internal Revenue Code limitations on tax-qualified plans, the plan also provides a supplemental benefit upon a change of control prior to the scheduled repayment of the employee stock ownership plan loans. See “—Potential Payments on Termination of Employment or Change in Control” for further discussion of these benefits.

The following table provides information with respect to the Bank’s non-qualified supplemental executive retirement plan.

Name	Plan Name	Registrant Contributions in Last Fiscal Year (1)	Aggregate Earnings in 2015	Aggregate Balance at Last Fiscal Year End
Paul M. Aguggia	Supplemental Executive Retirement Plan	$256,642	$—	$256,642

(1)	Registrant contributions are reported as “other compensation” in 2015 in the Summary Compensation Table.

Outstanding Option Awards at March 31, 2015

The following table provides information concerning unexercised options for each named executive officer outstanding as of March 31, 2015. As of March 31, 2015, none of the named executive officers held equity awards that had not vested.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Paul M. Aguggia	—	—	$—	—
Bart D’Ambra	—	—	—	—
Stephen Hoogerhyde	—	—	—	—
Christine R. Piano	75,522	—	10.46	8/31/2015
Patricia C. Hrotko	—	—	—	—

Option Exercises and Stock Vested

The following table provides information with respect to the exercise of stock option awards for our named executive officers, on an aggregate basis, during fiscal 2015. Aside from those individuals listed below, no named executive officer exercised stock options during fiscal 2015.

		Option awards
Name	Exercise Date	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)

Bart D’Ambra	11/25/2014	47,804	$103,458
	02/10/2015	56,030	162,304
	02/11/2015	13,265	39,811

Stephen Hoogerhyde	12/04/2014	41,577	95,499
	03/06/2015	28,682	83,733

Christine R. Piano	08/19/2014	20,000	43,468
	11/10/2014	9,203	23,063
	11/11/2014	7,400	18,648
	11/12/2014	4,974	12,435

(1)	The value realized upon exercise is equal to the aggregate fair market value on the date of exercise, less the aggregate exercise price on the grant date, multiplied by the number of shares exercised.

Potential Payments on Termination of Employment or Change in Control

The following is a description of the potential payments we will make to our named executive officers upon the termination of their employment or a change in control of the Company and the Bank. In each of the scenarios described below, all benefits credited to Mr. Aguggia under the supplemental executive retirement plan are nonforfeitable by the terms of the plan and, therefore, we will distribute the benefits to him upon termination of employment for any reason.

Payments Made Upon Termination for Just Cause or Upon Voluntary Resignation (Including Retirement). If we terminate a named executive officer’s employment for just cause (as defined in the employment agreements) or if an executive voluntary resigns under circumstances that would not constitute good reason (as defined in the employment agreements), including retirement, the executive will receive his or her base salary through the date of termination and retain the rights to any vested benefits, subject to the terms of the plan or arrangement under which we provide those benefits. All outstanding stock options will remain exercisable in accordance with the terms of the option agreements.

Payments Made Upon Termination Without Just Cause or Resignation for Good Reason. If we terminate an executive’s employment other than for just cause, or an executive voluntarily terminates his or her employment for good reason (as defined in the employment agreement), the executive (or, upon his or her subsequent death, his or her beneficiary) would receive a lump sum cash payment equal to the sum of (a) the base salary and incentive compensation that would have been paid for the remaining term of the employment agreement; (b) the value of any unvested restricted stock and stock options as of the termination date (that would not otherwise vest as a result of the termination), plus (c) the value of employee benefits that would have been provided for the remaining term of the employment agreement (based on the most recent level of contribution, accrual or other participation by or on behalf of the executive). We would also provide continued life, medical, health and disability insurance coverage for the remaining term of the employment agreement. Under the employment agreements, each executive must adhere to a one-year, non-competition restriction if we terminate his or her employment other than for just cause or if the executive terminates employment for good reason.

Payments Made Upon Disability. Under the employment agreements, if an executive becomes disabled, we will provide him or her with a monthly disability benefit equal to 100% of the executive’s monthly base salary through the 180th day following the executive’s termination due to disability, and 60% of the executive’s base salary from the 181st day after termination through the earlier of the executive’s death or attainment of age 70. All disability payments under the employment agreements are reduced by the amount of any short- or long-term disability benefits payable to the contracted named executive officers under Bank-sponsored disability plans. Mr. Aguggia, Mr. D’Ambra, Mr. Hoogerhyde, Ms. Piano and Ms. Hrotko all participate in a short-term disability plan sponsored by Clifton Savings and are entitled to benefits under the plan based on age and compensation. In addition, during any period of disability, the executive and his or her dependents will receive all benefits under the plan (including without limitation, retirement plans, medical, dental and life insurance plans), to the greatest extent possible, on the same terms as if the executive was actively employed.

Payments Made Upon Death. Under the employment agreements, upon an executive’s death, we will pay the executive’s estate any accrued but unpaid salary or bonus payments through the date of death. In addition, for a period of six months after the executive’s death, we will continue to provide his or her dependents medical insurance benefits existing on the date of death and shall pay the executive’s beneficiary all salary compensation that would otherwise be payable to him or her under the employment agreement.

Upon an executive’s death, outstanding stock options granted pursuant to our 2005 Equity Incentive Plan will remain exercisable until the earlier of one year from the date the executive dies or the original expiration of the stock options.

Payments Made Upon Termination Following a Change in Control. If we, or our successors, terminate an executive’s employment in connection with or following a change in control, or if an executive terminates employment for good reason in connection with or following a change in control, then, pursuant to the terms of the employment agreements, we will pay the executive a cash severance payment equal to the greater of (i) the payments and benefits due for the remaining term of the employment agreement or (ii) three times the sum of: (a) the executive’s average base salary for the five years preceding the change in control (or, if a lesser period, the executive’s actual period of employment), (b) the average incentive or bonus compensation paid for the five years preceding the change in control (or, if a lesser period, the executive’s actual period of employment), (c) the average income realized on the vesting of stock awards for the five years preceding the change in control (or, if a lesser period, the executive’s actual period of employment), (d) the average of the contributions made on an executive’s behalf to the 401(k) plan or employee stock ownership plan and supplemental plans for the five years preceding the change in control (or, if a lesser period, the executive’s actual period of employment), and (e) the average of any other taxable income for the five years preceding the change in control(or, if a lesser period, the executive’s actual period of employment) excluding income realized with respect to stock options and income related to the distribution of benefits under any retirement plan. We will also provide the executives and their dependents continued health, medical, life and disability insurance and, if applicable, automobile usage, for three years following termination of employment.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. An individual’s base amount is generally equal to an average of the individual’s taxable compensation for the five taxable years preceding the year a change in control occurs. The employment agreements with our current executive officers limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Under the terms of our ESOP, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of Company common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of Company common stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our ESOP are not categorized as parachute payments and, therefore, do not count towards each executive’s limitation under Section 280G.

Under the terms of the supplemental executive retirement plan, a participant will receive a cash payment in the event of a change in control equal to the benefit the participant would have received under the employee stock ownership plan had the participant remained employed throughout the term of the loan, less the benefits actually provided under the employee stock ownership plan on the participant’s behalf. In addition, all benefits credited to participants under the supplemental executive retirement plan are nonforfeitable and will be distributed upon termination of employment for any reason. Payments under the Bank’s supplemental executive retirement plan are not categorized as parachute payments and, therefore, do not count towards a participating executive’s limitation under Section 280G.

Potential Post-Termination or Change in Control Benefits Tables. The amount of compensation payable to each of our current named executive officers upon termination for just cause or upon voluntary resignation, termination without just cause or resignation for good reason, change in control with termination of employment and disability is shown below. The amounts shown assume that such termination was effective as of March 31, 2015, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The tables do not reflect the executive’s account balances in the Clifton Savings Bank tax-qualified retirement plans to which each executive has a non-forfeitable interest.

The following table provides the amount of compensation payable to Mr. Aguggia for each of the situations listed below.

	Payments Due Upon
Payment and Benefit	Termination For Just Cause or Voluntary Resignation (Including Retirement)	Termination Without Just Cause or Resignation with Good Reason	Disability(1)	Death	Change in Control With Termination of Employment

Cash severance payment(2)	$—	$3,012,426	$7,325,078	$373,750	$3,012,426
Health and welfare benefits and fringe benefits	—	96,918	581,508	10,753	96,918
Additional payment under SERP	—	—	—	—	3,091,320	(3)

Total payment	$—	$3,109,344	$7,906,586	$384,503	$6,200,664	(4)

(1)	Assumes termination by reason of disability at March 31, 2015 and payment of disability benefits through Mr. Aguggia’s 70th birthday.
(2)	For illustration purposes, the cash severance payment assumes that Mr. Aguggia would receive the following amounts over the remaining term of his employment agreement: (i) $650,000 base salary and bonus of $97,500, (ii) 401(k) plan matching contributions at a rate of 50% on the first 4.5% of compensation deferred and ESOP benefits based on current IRS plan compensation limit ($265,000) and (iii) supplemental executive retirement plan contributions based on the assumptions made in (ii) above.
(3)	Additional supplemental executive retirement plan benefit based on shares allocated to Mr. Aguggia’s supplemental ESOP account in the supplemental executive retirement plan.
(4)	The employment agreement provides that if Mr. Aguggia’s change in control payments and benefits in the aggregate constitute an excess parachute payment under Section 280G of the Internal Revenue Code, such payment and benefits will be reduced to $1.00 less than three times Mr. Aguggia’s base amount as determined in accordance with Section 280G of the Internal Revenue Code. See “Potential Payments on Termination of Employment or Change in Control – Payments Made Upon Termination Following a Change in Control” for the definition of base amount.

The following table provides the amount of compensation payable to Mr. D’Ambra for each of the situations listed below.

	Payments Due Upon
Payment and Benefit	Termination For Just Cause or Voluntary Resignation (Including Retirement)	Termination Without Just Cause or Resignation with Good Reason	Disability(1)	Death	Change in Control With Termination of Employment

Cash severance payment	$—	$815,241	$490,597	$99,225	$664,215
Health and welfare benefits and fringe benefits	—	26,250	35,000	4,375	26,250

Total payment	$—	$841,491	$525,597	$103,600	$690,465	(2)

(1)	Assumes termination by reason of disability at March 31, 2015 and payment of disability benefits through Mr. D’Ambra’s 70th birthday.
(2)	The employment agreement provides that if Mr. D’Ambra’s change in control payments and benefits in the aggregate constitute an excess parachute payment under Section 280G of the Internal Revenue Code, the total change in control payment will be reduced to $1.00 less than three times Mr. D’Ambra’s base amount as determined in accordance with Section 280G of the Internal Revenue Code. See “Potential Payments on Termination of Employment or Change in Control – Payments Made Upon Termination Following a Change in Control” for the definition of base amount.

The following table provides the amount of compensation payable to Mr. Hoogerhyde for each of the situations listed below.

	Payments Due Upon
Payment and Benefit	Termination For Just Cause or Voluntary Resignation (Including Retirement)	Termination Without Just Cause or Resignation with Good Reason	Disability(1)	Death	Change in Control With Termination of Employment

Cash severance payment	$—	$843,852	$1,120,597	$99,050	$684,647
Health and welfare benefits and fringe benefits	—	27,054	90,180	4,509	27,054

Total payment	$—	$870,906	$1,210,777	$103,559	$711,701	(2)

(1)	Assumes termination by reason of disability at March 31, 2015 and payment of disability benefits through Mr. Hoogerhyde’s 70th birthday.
(2)	The employment agreement provides that if Mr. Hoogerhyde’s change in control payments and benefits in the aggregate constitute an excess parachute payment under Section 280G of the Internal Revenue Code, the total change in control payment will be reduced to $1.00 less than three times Mr.Hoogerhyde’s base amount as determined in accordance with Section 280G of the Internal Revenue Code. See “Potential Payments on Termination of Employment or Change in Control – Payments Made Upon Termination Following a Change in Control” for the definition of base amount.

The following table provides the amount of compensation payable to Ms. Piano for each of the situations listed below.

	Payments Due Upon
Payment and Benefit	Termination For Just Cause or Voluntary Resignation (Including Retirement)	Termination Without Just Cause or Resignation with Good Reason	Disability(1)	Death	Change in Control With Termination of Employment

Cash severance payment	$—	$997,626	$2,541,323	$123,625	$762,166
Health and welfare benefits and fringe benefits	—	26,061	165,053	4,344	26,061

Total payment	$—	$1,023,687	$2,706,376	$127,969	$788,227	(2)

(1)	Assumes termination by reason of disability at March 31, 2015 and payment of disability benefits through Ms. Piano’s 70th birthday.
(2)	The employment agreement provides that if Ms. Piano’s change in control payments and benefits in the aggregate constitute an excess parachute payment under Section 280G of the Internal Revenue Code, the total change in control payment will be reduced to $1.00 less than three times Ms. Piano’s base amount as determined in accordance with Section 280G of the Internal Revenue Code. See “Potential Payments on Termination of Employment or Change in Control – Payments Made Upon Termination Following a Change in Control” for the definition of base amount.

The following table provides the amount of compensation payable to Ms. Hrotko for each of the situations listed below. Unlike the employment agreements with the other name executive officers, Ms. Hrotko’s change in control agreement only provides for a benefit in the event her employment is terminated in connection with a change in control.

Payments Due Upon
Payment and Benefit	Change in Control With Termination of Employment

Cash severance payment	$175,000
Health and welfare benefits and fringe benefits	8,483

Total payment	$183,483

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Clifton Bancorp common stock during the year ended March 31, 2015.

Policies and Procedures Governing Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•	any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit/Compliance Committee. In determining whether to approve or ratify a related person transaction, the Audit/Compliance Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit/Compliance Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit/Compliance Committee, participate in some or all of the discussion.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place. The outstanding loans made by the Bank to our directors and executive officers and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

The Company maintains a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. In accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than February 26, 2016. If next year’s annual meeting is held on a date more than 30 calendar days from August 6, 2016, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made to the Chairman of the Audit/Compliance Committee, Charles J. Pivirotto, at (973) 473-2200. Other communications to the Board of Directors may be made to the Chairman of the Nominating/Corporate Governance Committee, John H. Peto, at (973) 473-2200. Communications to individual directors may be made to such director at (973) 473-2200.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Georgeson Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay Georgeson Inc. a fee of $9,000, plus reasonable out of pocket expenses, for these services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of Clifton Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended March 31, 2015 as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on June 19, 2015 upon written request to Bart D’Ambra, Clifton Bancorp Inc., 1433 Van Houten Avenue, Clifton, New Jersey 07015.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote via the Internet, by telephone or by completing and mailing a proxy card promptly.

BY ORDER OF THE BOARD OF DIRECTORS

Bart D’Ambra
Executive Vice President and Corporate Secretary

Appendix A

CLIFTON BANCORP INC.

2015 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Clifton Bancorp Inc. 2015 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Clifton Bancorp Inc. (the “Company”), and its Subsidiaries, including Clifton Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The Plan also authorizes the Company to make cash-based performance Awards. The “Effective Date” of the Plan is the date the Plan is approved by the Company’s shareholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Employees and Directors of the Company or any Subsidiary of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. The types of Awards that may be granted under the Plan to Eligible Participants include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Stock Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to Eligible Participants who are not Employees of the Company or a Subsidiary at the time of such Award grant. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Stock Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Stock Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Award. Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no payment of consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) detail the Exercise Price of such Stock Options; (iv) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder. The payment of the Exercise Price upon the exercise of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock otherwise owned by the Stock Option holder valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) other than in the case of Stock Options granted as ISOs, by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

(c) Other Limitations Applicable to ISO Awards. To the extent the aggregate Fair Market Value of shares of Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or any Subsidiary, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such ISOs in excess of the $100,000 limit shall be treated as Non-Qualified Stock Options. Fair Market Value shall be determined as of the grant date for each ISO.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Clifton Bancorp Inc. dated [Date], made pursuant to the terms of the Clifton Bancorp Inc. 2015 Equity Incentive Plan, copies of which are on file at the executive offices of Clifton Bancorp Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event a Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be distributed to the Participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Stock underlying such Restricted Stock Award from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant after the grant date.

Section 2.4 Performance-Based Compensation. The Committee is authorized to grant performance-based Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) Performance Awards may be denominated as a cash amount, number of shares of Stock or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance Award granted and the amount of any payment or transfer to be made pursuant to any performance Award shall be determined by the Committee.

(b) If the Committee intends that a performance Award to a Covered Employee should qualify under Code Section 162(m) for purposes of this Plan, such Performance Award shall include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a performance period or performance periods, as determined by the Committee, of a level or levels of, or increases in, in each case as determined by the Committee, one or more of the following performance measures or any other performance measure reasonably determined by the Committee, with respect to the Company:

(i) return measures (including, but not limited to, total shareholder return; return on equity; return on tangible common equity; return on tier 1 common equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital));

(ii) revenues (including, but not limited to, total revenue; gross revenue; net revenue; revenue growth; and net sales);

(iii) income/earnings measures (including, but not limited to, earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income after cost of capital; net interest income; non-interest income; fee income; net interest margin; operating income (before or after taxes); pre- or after-tax income or loss; pre- or after-tax operating income; net earnings; net income or loss; operating margin; gross margin; and adjusted net income);

(iv) expense measures (including, but not limited to, expenses; operating efficiencies; non-interest expense and operating/efficiency ratios; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable));

(v) balance sheet/risk management measures (including, but not limited to, loans; deposits; assets; tangible equity; charge-offs; net charge-offs; non-performing assets or loans; risk-weighted assets; classified assets; criticized assets; allowance for loans and lease losses; loan loss reserves; asset quality levels; year-end cash; investments; interest-sensitivity gap levels; regulatory compliance; satisfactory internal or external audits; financial ratings; shareholders’ equity; tier 1 capital; and liquidity);

(vi) cash flow measures (including, but not limited to, cash flow or cash flow per share (before or after dividends); and cash flow return on investment);

(vii) share price measures (including, but not limited to, share price; appreciation in and/or maintenance of share price; and market capitalization);

(viii) strategic or individual performance objectives (including, but not limited to, market share; debt reduction; operating efficiencies; customer satisfaction; customer or household growth; employee satisfaction; research and development achievements; branding; mergers and acquisitions; succession management; people development; management retention; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; and recruiting and maintaining personnel); and

(ix) other measures (including, but not limited to, financial ratios; cost of capital or assets under management; and financing and other capital raising transactions).

Performance criteria may be measured on an absolute or relative basis, may be established on a corporate-wide basis, an individual basis or with respect to one or more business units, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index or one or more of the performance goals themselves. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. Except in the case of an Award intended to qualify under Code Section 162(m), if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable. Performance measures may vary from performance Award to performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Code Section 162(m) or requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding any provision of the Plan to the contrary, with respect to any Award intended to be Code Section 162(m), the Committee shall not be authorized to increase the amount payable under any Award to which this Section 2.4(b) applies upon attainment of such pre-established formula.

(c) Settlement of performance Awards shall be in cash or Stock, or any combination thereof, as determined in the discretion of the Committee. Subject to the terms of the Plan, the Committee shall specify the circumstances in which, and the extent to which, performance Awards shall be paid or forfeited in the event of a Participant’s Termination of Service.

(d) Unless otherwise provided in the applicable Award Agreement, the Committee may provide for the payment of dividend equivalents on performance Awards either in cash or in additional Stock, subject in all cases to payment on a deferred and contingent basis based on the Participant’s earning of the Award upon achievement or satisfaction of performance conditions specified by the Committee with respect to which such dividend equivalents are paid.

(e) Performance Awards shall be settled only after the end of the relevant performance period. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award but, to the extent required by Code Section 162(m) , may not exercise discretion to increase any amount payable in respect of a performance Award intended to qualify under Code Section 162(m) .

Section 2.5 Vesting of Awards. The Committee shall specify the vesting schedule and other conditions of each Award; provided, however, that, except in the event of the Participant’s death or Disability or in the event of the Participant’s Termination of Service, other than for Cause, on or before the second anniversary of a Change in Control, no Award shall vest earlier than the first anniversary of the grant date. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or upon Termination of Service on or before the second anniversary of a Change in Control).

Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than Disability, death, or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, (i) all Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and (ii) all Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned and vested as if the Participant had Terminated Service as of the date of the next vesting event applicable to each outstanding Award. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or shares acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 2,388,321 shares of Stock. With respect to this share reserve, the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) is 1,705,944 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is 682,377 shares of Stock. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b) Limitations on Awards. The following limits shall apply to the amount that may be awarded to any Participant during the term of the Plan or in any calendar year, subject to adjustment as provided in Section 3.3: (i) Stock Option Awards that relate to no more than 426,486 shares of Stock; (ii) Restricted Stock Awards that relate to no more than 170,594 shares of Stock; and (iii) share-based performance Awards under Section 2.4 that relate to no more than 170,594 shares of Stock. In addition, cash-based performance Awards under Section 2.4 may relate to no more than $2,000,000 in any one calendar year. Notwithstanding the foregoing, a Participant who is a non-employee Director may not, during the term of the Plan or in any calendar year, receive Stock Option Awards that relate to more than 85,297 shares or Restricted Stock Awards that relate to more than 34,118 shares.

(c) Computation of Shares Available. For purposes of this Section 3.2, and in connection with the granting of Stock Options and Restricted Stock Awards, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock Awards shall be reduced by the number of shares of Stock granted with respect to such Awards. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary, or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which the Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, in its sole discretion, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company’s governance documents, applicable law or the applicable rules of any Exchange.

(c) Award Payouts. Awards may be paid out in the form of cash, shares of Stock, or combinations thereof as the Committee shall determine in its sole and absolute discretion, and with such restrictions as it may impose. The Committee may, in its sole discretion, upon the exercise of a Stock Option, make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of shares of Stock shall be equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Code Section 409A. The Committee may, in its sole and absolute discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option.

(d) Other Matters. In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise a Stock Option by delivering shares of Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery, except in the case of the net settlement of Stock Options. Shares of Stock used to satisfy the Exercise Price of a Stock Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares of Stock unless and until it receives full payment of the Exercise Price and any related tax withholding obligations have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a) Upon a Change in Control, followed by a Participant’s Termination of Service, other than for Cause, on or before the second anniversary of the Change in Control effective date, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b) Upon a Change in Control, followed by a Participant’s Termination of Service, other than for Cause, on or before the second anniversary of the Change in Control effective date, all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

(c) Upon a Change in Control, all performance conditions attached to an Award described in Section 2.4 shall be deemed satisfied.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets. The Company sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board or members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or rules or listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee. Notwithstanding the foregoing, action taken by the Committee at such time that the Committee’s composition shall not be in conformity with the provisions of this Section or the requirements under Code Section 162(m) shall not disqualify the validity of such actions taken.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors and Employees, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, if any, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), to the extent deemed by the Committee to be desirable to comply with such exemptive provisions, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the re-pricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by a vote of the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(d) Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the exercise of any Stock Option or the delivery of shares of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.2 Restrictions on Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards shall not be transferable prior to the time that such Awards vest to the Participant unless provided for in accordance with a qualified domestic relations order.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan,

and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Tax Withholding and Tax Matters.

(a) Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; provided that in each case there are no adverse accounting consequences to the Company (with a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 being deemed an adverse consequence).

(b) Notice of Section 83(b) Election. In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Notice of Disqualifying Disposition. If any Participant shall make a disposition of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within ten (10) days thereof.

(d) Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.

(e) Deductibility of Compensation. The Committee, in its discretion, shall have the authority to grant Stock Options that satisfy the requirements for deductibility for compensation in excess of $1 million in accordance with Code Section 162(m) as well as to grant Stock Options and Restricted Stock Awards that may not satisfy the requirements for deductibility for compensation in excess of $1 million in accordance with Code Section 162(m).

Section 7.8 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.9 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.10 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.11 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New Jersey within thirty miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.12 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.13 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.14 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.15 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, Termination for Cause, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback or recoupment policy adopted by the Board from time to time.

Section 7.18 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.19 Stockholder Approval. Stockholder approval of the Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company within one year of the date of adoption of the Plan by the Board of Directors of the Company. Any material amendment to the Plan deemed to require an approval vote of stockholders shall be approved by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company.

Section 7.20 Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company in accordance with Code Section 422.

“Award” means any Stock Option, Restricted Stock Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Board” means the Board of Directors of the Company.

“Cause” or “Termination for Cause” means: (i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii) In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Board or the Committee acting under Article 5.

“Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

“Director” means a member of the Board of Directors of the Company or a Subsidiary or any successors thereto from time to time.

“Disability” or “Disabled” means: (i) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In either case, except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

“Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any Exchange on which the Company lists its securities, if applicable. The term “Disinterested Board Member” shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the purchase price of the Stock established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.

“Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

“ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means continuous service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” means an ISO or a Non-Qualified Stock Option.

“Subsidiary” means the Bank and any other corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including an advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company, the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director (but, excluding, for this purpose, an advisory director), cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE
PROPOSALS SET FORTH BELOW.

1.	Election of Directors:	For	Withhold		For	Withhold	+
	01 - John H. Peto	☐	☐	02 - Joseph C. Smith	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	The approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan.	☐	☐	☐	3.	The ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of Clifton Bancorp Inc. for the year ending March 31, 2016.	☐	☐	☐
4.	The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 6, 2015.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.edocumentview.com/csbk

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

REVOCABLE PROXY — CLIFTON BANCORP INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 6, 2015

9:00 A.M., LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles J. Pivirotto and Cynthia Sisco, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on August 6, 2015, at 9:00 a.m., local time, at the Venetian, 546 River Drive, Garfield, New Jersey with all of the powers the undersigned would possess if personally present at such meeting, as indicated on this proxy.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the nominees and proposals listed. If any other business is presented at the annual meeting this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Internet Availability of Proxy Materials that includes instructions on how to electronically access the Company’s Proxy Statement dated June 26, 2015 and 2015 Annual Report to Stockholders.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST, on August 6, 2015.

Vote by Internet
• Go to www.investorvote.com/CSBK
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals	—	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE
PROPOSALS SET FORTH BELOW.

1.	Election of Directors:	For	Withhold		For	Withhold	+
	01 - John H. Peto	☐	☐	02 - Joseph C. Smith	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	The approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan.	☐	☐	☐	3.	The ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of Clifton Bancorp Inc. for the year ending March 31, 2016.	☐	☐	☐
4.	The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 6, 2015.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.investorvote.com/csbk

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

REVOCABLE PROXY — CLIFTON BANCORP INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 6, 2015

9:00 A.M., LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles J. Pivirotto and Cynthia Sisco, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on August 6, 2015, at 9:00 a.m., local time, at the Venetian, 546 River Drive, Garfield, New Jersey with all of the powers the undersigned would possess if personally present at such meeting, as indicated on this proxy.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the nominees and proposals listed. If any other business is presented at the annual meeting this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Internet Availability of Proxy Materials that includes instructions on how to electronically access the Company’s Proxy Statement dated June 26, 2015 and 2015 Annual Report to Stockholders.

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached YELLOW vote authorization form for the purpose of conveying to Pentegra Trust Company, our ESOP Trustee, your voting instructions with respect to the shares of Clifton Bancorp Inc. (the “Company”) common stock you have allocated to your account. You are being asked to provide voting instructions to the ESOP Trustee on the proposals presented at the Annual Meeting of Stockholders of the Company to be held on August 6, 2015. Also enclosed are a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and a Clifton Bancorp Inc. Annual Report to Stockholders.

As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of the Company in common stock allocated to your ESOP account as of June 19, 2015, the record date for the Annual Meeting.

The ESOP Trustee will vote all allocated shares of Company common stock as directed by participants. The ESOP Trustee will vote unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed YELLOW vote authorization form and return it in the enclosed, postage-paid envelope no later than Thursday, July 30, 2015. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Clifton Savings Bank.

Sincerely,

Paul M. Aguggia
Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of Clifton Bancorp Inc. (the “Company”) common stock under the Clifton Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 6, 2015.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

John H. Peto and Joseph C. Smith

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of Clifton Bancorp Inc. for the year ending March 31, 2016.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED

NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than July 30, 2015.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying to Pentegra Trust Company, the 401(k) Plan Trustee, your voting instructions with respect to the shares of Clifton Bancorp Inc. (the “Company”) common stock you have credited to your account in the Clifton Savings Bank 401(k) Savings Plan (the “401(k) Plan”). You are being asked to provide voting instructions to the 401(k) Plan Trustee on the proposals presented at the Annual Meeting of Stockholders of the Company to be held on August 6, 2015. Also enclosed are a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and a Clifton Bancorp Inc. Annual Report to Stockholders.

As a participant in the 401(k) Plan, you are entitled to direct the 401(k) Plan Trustee how to vote the shares of Company common stock credited to your account as of June 19, 2015, the record date for the Annual Meeting. To direct the 401(k) Plan Trustee how to vote the shares credited to your account, please complete and sign the enclosed BLUE vote authorization form and return it in the enclosed, postage-paid envelope no later than Thursday, July 30, 2015. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Clifton Savings Bank.

Sincerely,

Paul M. Aguggia
Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Clifton Bancorp Inc. (the “Company”) common stock credited to me under the Clifton Savings Bank 401(k) Savings Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 6, 2015.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

John H. Peto and Joseph C. Smith

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The approval of the Clifton Bancorp Inc. 2015 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of Clifton Bancorp Inc. for the year ending March 31, 2016.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	The advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED

NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE.

The Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than July 30, 2015.